MERGER AGREEMENT

      This Merger Agreement (this "Agreement") is dated May __, 2005, and is by and among African American Medical Network, Inc., a company duly organized and existing under the laws of the State of Florida, having a place of business located at 6601 Center Drive West, Suite 521, Los Angeles, California 90045, (hereinafter referred to as "Target Company"); AFMN, Inc., a company duly organized and existing under the laws of the State of Delaware, having a place of business located at 6601 Center Drive West, Suite 521, Los Angeles, California 90045 (hereinafter referred to as "AFMN"); Medical Media Television, Inc. f/k/a PetCARE Television Network, Inc., a company duly organized and existing under the laws of the State of Florida, having a place of business located at 8406 Benjamin Road, Suite C, Tampa, Florida 33634 (hereinafter referred to as "Medical Media"); and AAMN Acquisition Sub, Inc., a company duly organized and existing under the laws of the State of Florida, having a place of business located at 8406 Benjamin Road, Suite C, Tampa, Florida 33634 (hereinafter referred to as "Acquisition Sub").

                                    RECITALS

      WHEREAS, Medical Media desires to acquire one hundred percent (100%) of the capital stock of Target Company by issuing 14,865,657 shares of the common stock of Medical Media to AFMN;

      WHEREAS, in order to accomplish the above and enable AFMN to receive the shares of Medical Media without having to recognize income for federal income tax purposes, the acquisition of Target Company is being structured as a "reverse triangular merger," intended to qualify as a tax-free reorganization within the meaning of Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended (the "Code");

      WHEREAS, the respective Boards of Directors of Medical Media, Acquisition Sub, and Target Company have determined that it is in the best interests of their respective companies and stockholders that Acquisition Sub merge with and into Target Company (the "Merger") with Target Company being the surviving corporation;

      WHEREAS, Medical Media, as the sole stockholder of Acquisition Sub, and AFMN, as the sole stockholder of Target Company, have approved this Agreement, the Merger and the transactions contemplated by this Agreement pursuant to action taken by written consent in accordance with the requirements of the Florida Business Corporation Act ("FBCA") and the requirements of Delaware General Corporation Law ("DGCL");

      WHEREAS, pursuant to the terms and conditions set forth herein, Acquisition Sub will be merged with and into Target Company, and AFMN will receive 14,865,657 shares of the common stock of Medical Media in exchange for all of AFMN's shares of the capital stock of Target Company.

      NOW THEREFORE, the parties hereto hereby agree as follows:

                                    ARTICLE 1

                                   THE MERGER

      1.1. The Merger. Upon the terms and subject to the conditions set forth in this Agreement, Acquisition Sub shall be merged with and into Target Company on the Closing Date (as defined in Section 3.1 below), by filing with the Florida Secretary of State fully executed Articles of Merger, in a form identical in all material respects to that attached hereto as Exhibit "A" (the "Articles of Merger"), and such other documents as may be required by applicable law to effectuate the Merger. As a result of the Merger, the separate existence of Acquisition Sub shall cease; all of the outstanding shares of common stock of Target Company shall be exchanged for the shares of the common stock of Medical Media in accordance with Article 2. below; and upon the filing of the Articles of Merger with the Florida Secretary of State, Target Company shall possess all the rights, privileges, immunities, powers, purposes and all property, causes of action and every other asset of Acquisition Sub that it merged with, and shall assume and be liable for all the liabilities, obligations and penalties of Acquisition Sub in accordance with Florida law. The Articles of Incorporation and Bylaws of Target Company, as in effect immediately prior to the Effective Date, shall continue in full force and effect and shall not be changed in any manner by the Merger.

                                    ARTICLE 2

                              MERGER CONSIDERATION

      2.1. The Merger  Consideration.  As of the  Effective  Date (as defined in
Section 3.2 below), as a result of the Merger and without any other action on the part of the stockholders, AFMN shall receive 14,865,657 shares of the authorized, but previously unissued, common capital stock of Medical Media (the "Medical Media Shares") in exchange for all of the issued and outstanding capital stock of Target Company.

                                    ARTICLE 3

                             CLOSING; EFFECTIVE DATE

      3.1 Closing. The closing contemplated by Sections 1.1 and 2.1 above (the "Closing") shall be held at the offices of Bush Ross, P.A., 220 South Franklin Street, Tampa, Florida 33602, within three (3) business days of the date upon which the registration statement on Form S-4 is declared effective by the Securities and Exchange Commission (the "Commission"), unless another place or time is agreed upon in writing by the parties (the "Closing Date").

      3.2 Effective Date of Merger. After the Closing, the Articles of Merger executed by the parties on the Closing Date shall be immediately submitted for filing with the Secretary of State of the State of Florida. The date of such filing, or such other date as the parties may agree upon in writing pursuant to applicable law, shall be the effective date of the Merger (the "Effective Date").

                                   ARTICLE 4

                 RELATED TRANSACTIONS AND ADDITIONAL AGREEMENTS

      4.1 Registration Statement. Medical Media hereby agrees to file, as soon as practicable after the execution of this Agreement, a registration statement on Form S-4 ("Registration Statement") with the Commission registering for sale the Medical Media Shares. AFMN hereby agrees that, as soon as practicable after the Closing Date, AFMN will distribute the Medical Media Shares to its shareholders on a pro-rata basis; provided, however, the Medical Media Shares distributed by AFMN will have the same characteristics as the shares held by the AFMN shareholders as of the Closing Date of this Agreement, i.e., if a shareholder has restricted shares of AFMN then such shareholder will receive restricted shares of Medical Media (regardless of registration), and likewise if a shareholder has unrestricted shares of AFMN then such shareholder will receive unrestricted shares of Medical Media; provided, however, prior to making such distribution, AFMN shall make reasonable efforts to redeem outstanding shares from each of its shareholders owning twenty (20) or less shares of common stock. AFMN hereby acknowledges that, at Medical Media's option, shares underlying convertible preferred shares, convertible debentures, warrants, or options outstanding as of the Closing Date also will be registered pursuant to the Registration Statement.

      4.2 Board of Directors of Medical Media; Target Company and Newco.

            (a) On the Closing Date, shareholders of Medical Media will execute a Written Action in Lieu of Special Meeting of Shareholders to elect Philip M. Cohen (Chairman of the Board), Christopher Phillips, J. Holt Smith, Charles V. Richardson, Randall Maxey, Bernard Kouma, and Jeffrey I. Werber to serve as members of its Board of Directors until December 31, 2005.

            (b) On the  Closing  Date,  shareholders  of Newco  (as  defined  in
      Section 4.4(a) hereof) will execute a Written Action in Lieu of Special Meeting of Shareholders to elect Philip M. Cohen (Chairman of the Board), Christopher Phillips, J. Holt Smith, Bernard Kouma, and Jeffrey I. Werber to serve as members of its Board of Directors until December 31, 2005.

            (c) On the Closing Date, shareholders of Target Company will execute a Written Action in Lieu of Special Meeting of Shareholders to elect Philip M. Cohen (Chairman of the Board), Christopher Phillips, J. Holt Smith, Charles V. Richardson, and Randall Maxey to serve as members of its Board of Directors until December 31, 2005.

      4.3 Employment Agreements.

            (a) On and after the Closing Date, the employment agreement by and between Medical Media and Philip M. Cohen, a copy of which is attached hereto as Schedule 4.3(a), shall remain in full force and effect.

            (b) On the Closing Date, Medical Media and Donald R. Mastropietro shall execute an employment agreement substantially in the form attached hereto as Exhibit "B".

            (c) On the Closing Date, Medical Media and Teresa J. Bray shall execute an employment agreement substantially in the form attached hereto as Exhibit "C".

      4.4 Medical Media Restructuring.

            (a) Formation of Wholly-Owned Subsidiary.. On or before the Closing Date, Medical Media shall (i) form a corporation under the laws of the State of Florida, which shall be a wholly-owned subsidiary of Medical Media having the corporate name "PetCARE Television Network, Inc." ("Newco").

            (b) Conversion of Promissory Notes.

                  (i)  Medical   Media  is  the  obligor   under  the  following
            convertible promissory notes issued to Pet Edge, LLC (collectively, the "Pet Edge Notes"):

                        (A) that  certain  Senior  Convertible  Promissory  Note
                  issued to Pet Edge, LLC, dated March 10, 2003 in the original principal amount of $1,000,000;

                        (B) that  certain  Senior  Convertible  Promissory  Note
                  issued to Pet Edge, LLC, dated May 28, 2003 in the original principal amount of $50,000;

                        (C) that  certain  Senior  Convertible  Promissory  Note
                  issued to Pet Edge, LLC, dated June 6, 2003 in the original principal amount of $50,000; and

                        (D) that  certain  Senior  Convertible  Promissory  Note
                  issued to Pet Edge, LLC, dated July 1, 2003 in the original principal amount of $275,000.

            The Pet Edge Notes were amended by that certain Amendment to Senior Convertible Promissory Notes, dated November 10, 2003 (the "Pet Edge Note Amendment"). A copy of each Pet Edge Note and the Pet Edge Note Amendment is attached hereto as Schedule 4.4(b)(i).

            On or before the Closing Date, Medical Media shall convert the Pet Edge Notes into (1) "Series A Zero Coupon Preferred Stock," which preferred stock shall (i) have a senior liquidation preference of $1,375,000, (ii) be convertible into shares of Medical Media's common stock at a fixed conversion price of Two and 40/100 Dollars ($2.40) per share, and (iii) have preemptive rights on an as converted basis; or (2) the number of shares of common stock issuable pursuant to the terms of the Pet Edge Notes. If the holders of the Pet Edge Notes elect to convert the Pet Edge Notes into Series A Zero Coupon Preferred Stock, Medical Media shall issue to Pet Edge, LLC three hundred percent (300%) warrant coverage, calculated on the number of shares of Medical Media's common stock issuable upon conversion of the Series A Zero Coupon Preferred Stock (the "Pet Edge Stock Warrants"). The Pet Edge Stock Warrants shall have a term of five (5) years and a strike price of fifteen cents ($0.15).

                  (ii)  Medical   Media  is  the  obligor  under  the  following
            convertible promissory notes (the "Convertible Promissory Notes"):

                        (A) that certain  Convertible  Promissory Note issued to
                  Mark Maltzer dated June 10, 2003, in the original principal amount of $50,000;

                        (B) that  certain  Subordinated  Convertible  Promissory
                  Note issued to Victus Capital, LLC, dated February 13, 2004, in the original principal amount of $1,000,000, which note was subsequently assigned to Vicis Capital, LLC;

                        (C) that  certain  Subordinated  Convertible  Promissory
                  Note issued to Victus Capital, LLC, dated July 27, 2004 in the original principal amount of $1,000,000, which note was subsequently assigned to Vicis Capital, LLC; and

                        (D) that certain Series A Convertible  Debenture  issued
                  to Vicis Capital, LLC, dated March 11, 2005 in the original principal amount of $250,000.

            A copy of each  Convertible  Promissory  Note is attached  hereto as
            Schedule 4.4(b)(ii). On or before the Closing Date, Medical Media shall convert the Convertible Promissory Notes into (1) "Series B Zero Coupon Preferred Stock," which preferred stock, after giving effect to the Series A Zero Coupon Preferred Stock liquidation preference described in Section 4.4(b)(i) hereof, shall have a liquidation preference of $2,300,000, and shall be convertible into shares of Medical Media's common stock at a fixed conversion price of Three Dollars ($3.00) per share; or (2) the number of shares of Medical Media's common stock issuable pursuant to the terms of the Convertible Promissory Notes. If the holders of the Convertible Promissory Notes elect to convert the Convertible Promissory Notes into Series B Zero Coupon Preferred Stock, Medical Media shall issue to the holders of the Convertible Promissory Notes two hundred twenty five percent (225%) warrant coverage, calculated on the number of shares of Medical Media's common stock issuable upon conversion of the Series B Zero Coupon Preferred Stock (the "Convertible Note Stock Warrants"). The Convertible Note Stock Warrants shall have a term of five (5) years and a strike price of fifteen cents ($0.15).

            (c) Payment of Obligations. On or before the Closing Date, Medical Media shall have satisfied the following liabilities:

            (i) Promissory Note dated May 16, 2002 by and between PetCARE Television Network, Inc. and James Calaway in the principal amount of $100,000. The parties agree the current balance on this obligation is $91,500.

            (ii) Promissory Note dated June 7, 2002 by and between PetCARE Television Network, Inc. and Daniel V. Hugo in the principal amount of $25,000. The parties agree the current balance on this obligation is $25,000.

            (iii) Promissory Note dated June 5, 2002 by and between PetCARE Television Network, Inc. and Robert and Janna Hugo in the principal amount of $6,000. The parties agree the current balance on this obligation is $6,000.

            (iv) Promissory Note dated June 5, 2002 by and between PetCARE Television Network, Inc. and Robert and Jamie Turner in the principal amount of $5,000. The parties agree the current balance on this obligation is $5,000.

                                    ARTICLE 5

            REPRESENTATIONS AND WARRANTIES OF AFMN AND TARGET COMPANY

      AFMN and Target Company, jointly and severally, represent and warrant to Medical Media and Acquisition Sub as follows:

      5.1 Organization, Power, Standing and Qualification. Target Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida and has full corporate or other power and authority to carry on its business as it is now being conducted and to own and operate the properties and assets now owned and operated by it. AFMN is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate or other power and authority to carry on its business as it is now being conducted and to own and operate the properties and assets now owned and operated by it. Each of Target Company and AFMN is duly qualified to do business and is in good standing in each and every jurisdiction where the failure to qualify or to be in good standing would have an adverse effect upon its financial condition, the conduct of its business or the ownership of its assets.

      5.2 Authority. Each of Target Company and AFMN has the requisite corporate power and authority to enter into this Agreement and to carry out its respective obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and approved by the Board of Directors of Target Company and AFMN and the shareholders of Target Company and AFMN; and no other corporate proceedings on the part of Target Company or AFMN is necessary to approve and adopt this Agreement or to approve the consummation of the Merger contemplated hereby. This Agreement has been duly and validly executed and delivered by Target Company and AFMN and constitutes a valid and binding agreement of Target Company and AFMN, enforceable in accordance with its terms.

      5.3 Absence of Breach; No Consents. Except as set forth in Schedule 5.3 attached hereto, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby does not and will not
(a) conflict with, and will not result in a breach of, any provision of the Articles of Incorporation or Bylaws of Target Company; (b) conflict with, result in a breach of or a default under, cause the acceleration of any payments pursuant to, or otherwise impair the good standing, validity or effectiveness of any material agreement, contract, indenture, loan or credit agreement, lease, mortgage, or any other material agreement or instrument to which Target Company is a party or by which it or any of its material properties may be affected or bound; (c) violate any material provision of law, rule or regulation to which Target Company is subject or any order, writ, judgment, injunction, decree, determination, or award affecting or binding upon Target Company or any of its material properties, or cause the suspension or revocation of any authorization, consent, permit, approval or license, presently in effect, which affects or binds Target Company or any of its material properties; (d) constitute grounds for the loss or suspension of any permits, licenses or other authorizations material to the business, condition (financial or otherwise), operations or prospects of Target Company; or (e) require the authorization, consent, approval or license of any third party of such a nature that the failure to obtain the same would have a material adverse effect on the business, condition (financial or otherwise), operations or prospects of Target Company.

      5.4 Capitalization of Target Company; Title to Target Shares. The authorized and outstanding capital stock of Target Company (the "Target Shares") is set forth on Schedule 5.4 attached hereto. Except as set forth on Schedule 5.4, there are no outstanding options, warrants, conversion privileges, subscriptions, calls, commitments or rights of any character relating to any authorized but unissued capital stock of Target Company. The shareholders reflected on Schedule 5.4 are and will be on the Closing Date the record and beneficial owners and holders of the Target Shares, free and clear of all liens, claims, encumbrances, and restrictions of any kind. All of the outstanding equity securities of Target Company have been duly authorized and validly issued and are fully paid and nonassessable. On the Closing Date, Medical Media will acquire good, absolute, and marketable title in the Target Shares, free and clear of all liens, claims, encumbrances, rights of first refusal, or restrictions of any kind, including any restriction on use, voting, transfer, receipt of income, or exercise of any other attribute of ownership.

      5.5 Subsidiaries. Target Company owns no shares of capital stock or other equity interest in any corporation, partnership, joint venture, trust or other business organization or enterprise.

      5.6 Financial  Statements.  Target Company has delivered to Medical Media:
(a) an unaudited balance sheet of Target Company as of December 31, 2004 (including the notes thereto, the "Balance Sheet"), and the related statements of income, changes in stockholders' equity, and cash flow for each of the fiscal years then ended; and (b) an unaudited balance sheet of Target Company as of March 31, 2005 (the "Interim Balance Sheet"), and the related unaudited statements of income, changes in stockholders' equity, and cash flow for the three-month period then ended. Such financial statements and notes fairly present the financial condition and the results of operations, changes in stockholders' equity, and cash flow of Target Company as at the respective dates of and for the periods referred to in such financial statements and are prepared in accordance with GAAP, subject, in the case of the Interim Balance Sheet and related financial statements, to normal year end adjustments. The financial statements referred to in this Section 5.6 reflect the consistent application of such accounting principles throughout the periods involved, except as disclosed in the notes to such financial statements. No financial statement of any person other than Target Company is required by GAAP to be included in the financial statements of Target Company.

      5.7 Title to Properties. Except as set forth on Schedule 5.7 hereto, Target Company has good, valid and marketable title to all of its assets, free and clear of all mortgages, liens, pledges, security interests and other encumbrances. Target Company owns no real property. Target Company owns all the properties and assets (whether tangible or intangible) that it purports to own and the property located in the facilities owned or operated by Target Company or reflected as owned in the books and records of Target Company, including all of the properties and assets reflected in Target Company's Balance Sheet and Target Company's Interim Balance Sheet (as such terms are defined herein)(except for assets held under capitalized leases disclosed as such and personal property purchased or sold since the date of Target Company's Balance Sheet and Target Company's Interim Balance Sheet, as the case may be, in the Ordinary Course of Business (as defined herein), and consistent with past practice.

      5.8 Absence of Undisclosed Liabilities. Target Company has no liabilities or obligations except for those: (a) reflected on the Interim Balance Sheet; (b) reflecting contractual liabilities or obligations incurred in the Ordinary Course of Business that are not required by GAAP to be reflected in a balance sheet; (c) specifically disclosed on Schedule 5.12 attached hereto; and (d) specifically disclosed on Schedule 5.8 attached hereto. Except as otherwise provided in this Agreement, the term "liabilities or obligations" as used in this Agreement shall include any direct or indirect indebtedness, claim, loss, damage, deficiency (including deferred income tax and other net tax deficiencies), cost, expense, obligation, guarantee, or responsibility, whether accrued, absolute, or contingent, known or unknown, fixed or unfixed, liquidated or unliquidated, secured or unsecured.

      5.9 Certain Tax Matters. Except as set forth in Schedule 5.9 attached hereto, Target Company has duly filed all federal, state, and local tax returns and reports required to be filed by it for all periods ending on or prior to March 31, 2005, and all taxes, including income, payroll, gross receipts, sales, communication and other taxes and any penalties with respect thereto, shown thereon to be due and payable, have been paid, withheld, or reserved for or are reflected as a liability in the Interim Balance Sheet. Target Company has not entered into any agreement for the extension of time for the assessment of any tax or tax delinquency, has received no outstanding or unresolved notices from the Internal Revenue Service or any taxing body of any proposed examination or of any proposed deficiency or assessment, and Target Company has properly withheld all amounts required by law to be withheld for income taxes and unemployment taxes, including, without limitation, social security and unemployment compensation relating to its employees, and remitted such withheld amounts to the appropriate taxing authority as required by law.

      5.10  Litigation;  Compliance  with Laws.  Except as set forth in Schedule
5.10  attached  hereto,   there  is  no  suit,   action,   claim,   arbitration,
administrative or legal or other proceeding, or governmental investigation pending or, to the knowledge of AFMN, threatened against or related to Target Company. Except as set forth in Schedule 5.10 attached hereto, there has been no failure to comply with, nor any default under, any law, ordinance, requirement, regulation, or order applicable to Target Company or its business operations, nor any violation of, or default with respect to, any order, writ, injunction, judgment or decree of any court or federal, state or local department, official, commission, authority, board, bureau, agency, or other instrumentality issued or pending against Target Company which might have a material adverse effect on the financial condition, its business, results of operations, properties or assets of Target Company. In addition to the foregoing, Schedule 5.10 contains a complete and accurate list of all permits, licenses, zoning variances, approvals and other authorizations necessary for the operation of Target Company's business. All such permits, licenses, approvals and authorizations are currently valid and in full force, and no revocation, cancellation or withdrawal thereof has been effected or threatened. The execution of this Agreement and the performance of the transactions contemplated hereby have not and will not change in any respect, or result in the termination of, any such material permits, licenses, certificates, zoning variances and authorizations.

      5.11 Proprietary Information. Target Company owns, possesses or lawfully uses all trademarks, trademark applications, service marks, service mark applications, trade names, franchises, copyrights, copyright applications and similar intangible rights used in its business and trade secrets or other proprietary information similarly used (collectively, the "Trademarks"), each item of which is listed in Schedule 5.11 attached hereto, and those Trademarks designated on Schedule 5.11 are owned exclusively by Target Company, are valid and enforceable, and none infringe (nor has any claim been made that there is any such infringement) on the trademarks, service marks, trade names, trade secrets, copyrights or similar intangible rights of others. After due inquiry, to the best of AFMN's knowledge, there are no claims against Target Company that it is or may be infringing on or otherwise acting adversely to the rights of any person under or in respect of any trademark, service mark, trade name, copyright, license, franchise, permission, or other intangible right. Target Company is not obligated or under any liability to make any payments by way of royalties, fees, or otherwise to any owner or licensee of, or other claimant to, any trademark, trade name, copyright, or other intangible asset with respect to the use thereof, in connection with the conduct of its business or otherwise.

      5.12 Contracts. Except as set forth in Schedule 5.12 or in another Schedule to this Agreement, Target Company is not a party to any material contract, agreement, commitment, lease, indenture, fringe benefit or other plan. For purposes of this Section 5.12 "material" shall mean any contract, agreement, commitment, lease, indenture, fringe benefit or other plan entered into which is not in the Ordinary Course of Business or, if entered into in the Ordinary Course of Business, which involves a payment, commitment or entitlement in excess of $10,000. True and correct copies of all of the contracts, agreements, commitments, leases, indentures, fringe benefits or other plans, documents and instruments identified in Schedule 5.12, have been delivered to Medical Media.

      5.13 Other Transactions. Except as disclosed on Schedule 5.13 hereto, Target Company has, since March 31, 2005, (a) operated its business in the Ordinary Course of Business, (b) not incurred any debts, liabilities or obligations except in the Ordinary Course of Business, or (c) not pledged or subjected to lien or other encumbrance any of its assets, tangible or intangible, except in the Ordinary Course of Business.

      5.14 No Changes. Since March 31, 2005 there has not been:

            (a) Any change in the financial or other condition, assets, liabilities or business of Target Company, except changes described in
      Schedule 5.14 hereto, none of which individually or in the aggregate has been materially adverse to Target Company;

            (b) Any damage, destruction or loss (whether or not covered by insurance) or any condemnation by governmental authorities which has or may adversely affect the business or assets of Target Company to a material degree;

            (c) Any declaration, setting aside or payment of any dividend or other distribution in respect of any of Target Company's shares or any direct or indirect redemption, purchase or other acquisition of Target Company's shares or any direct or indirect payment or incurring of management fees or other transactions between AFMN or the shareholders of AFMN and Target Company; or

            (d) Any increase in the compensation payable or to become payable by Target Company to any of its officers, employees or agents, or any known payment or arrangement made to or with any thereof, except in the Ordinary Course of Business as disclosed to Medical Media.

      5.15 Disclosure. No representation or warranty of Target Company or AFMN in this Agreement omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances in which they were made,  not  misleading.  There  is no fact  known  to  AFMN  that  has  specific application to Target Company (other than general economic or industry conditions) and that materially adversely affects or, as far as AFMN can reasonably foresee, materially threatens, the assets, business, prospects, financial condition, or results of operations of Target Company that has not been set forth in this Agreement.

      5.16 Copies of Articles, Bylaws and Stock Records.

            (a) A copy of Target Company's Articles of Incorporation (certified by the Secretary of State of the State of Florida), Bylaws and stock records (each certified by the Secretary of Target Company) have been delivered to Medical Media and each is correct and in effect as of and at the date of this Agreement. Such books and records have been regularly and properly kept and are complete, accurate and legally sufficient under applicable law.

            (b) A copy of AFMN's Articles of Incorporation (certified by the Secretary of State of the State of Delaware), Bylaws and stock records (each certified by the Secretary of AFMN) have been delivered to Medical Media and each is correct and in effect as of and at the date of this Agreement. Such books and records have been regularly and properly kept and are complete, accurate and legally sufficient under applicable law.

      5.17 Directors and Officers of Target Company and AFMN. Target Company and AFMN have each delivered to Medical Media a true and complete list of each entity's directors and officers, each of whom has been duly elected.

      5.18 Investment Representations. AFMN is acquiring the Medical Media Shares for its own account for investment only, and not with a view towards their distribution other than in compliance with all applicable securities laws. AFMN has had an opportunity to ask questions and receive answers from Medical Media and its representatives concerning the terms and conditions of the investment, the properties, assets, liabilities, business, operations, financial condition, and prospects of Medical Media and all other matters deemed relevant to AFMN. AFMN has independently evaluated the transactions contemplated by this Agreement and has reached its own decision to enter into this Agreement.

                                    ARTICLE 6

                         REPRESENTATIONS AND WARRANTIES
                      OF MEDICAL MEDIA AND ACQUISITION SUB

      Medical Media and Acquisition Sub, jointly and severally, represent and warrant to AFMN and Target Company as follows:

      6.1 Organization, Power, Standing and Qualification. Each of Medical Media and Acquisition Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and each has full corporate power and authority to carry on its business as it is now being conducted and to own and operate the properties and assets now owned and operated by them. Each of Medical Media and Acquisition Sub is duly qualified to do business and is in good standing in each and every jurisdiction where the failure to qualify or to be in good standing would have an adverse effect upon its financial condition, the conduct of its business or the ownership of its assets.

      6.2 Authority. Each of Acquisition Sub and Medical Media has the power and authority to execute, deliver and perform this Agreement; and this Agreement is a valid and binding obligation of Medical Media and Acquisition Sub, enforceable in accordance with its terms.

      6.3 Validity of Contemplated Transactions. To the knowledge of Medical Media, except as set forth in Schedule 6.3 attached hereto, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby does not and will not, (a) conflict with, and will not result in a breach of, any provision of the Articles of Incorporation or Bylaws of Medical Media or its subsidiaries; (b) conflict with, result in a breach of or a default under, cause the acceleration of any payments pursuant to, or otherwise impair the good standing, validity, or effectiveness of any material agreement, contract, indenture, loan or credit agreement, lease, mortgage, or any other material agreement or instrument to which Medical Media or any of its subsidiaries is a party or by which it or they or any of its or their material properties may be affected or bound; (c) violate any material provision of law, rule or regulation to which Medical Media or its subsidiaries is subject to or any order, writ, judgment, injunction, decree, determination, or award affecting or binding upon Medical Media or any of its subsidiaries or any of its or their material properties, or cause the suspension or revocation of any authorization, consent, permit, approval or license, presently in effect, which affects or binds Medical Media or any of its subsidiaries or any of its or their material properties; (d) constitute grounds for the loss or suspension of any permits, licenses or other authorizations material to the business, condition (financial or otherwise), operations or prospects of Medical Media; or
(e) require the authorization, consent, approval or license of any third party of such a nature that the failure to obtain the same would have a material adverse effect on the business, condition (financial or otherwise), operations or prospects of Medical Media.

      6.4 Capitalization of Medical Media and Acquisition Sub. The authorized and outstanding capital stock of Medical Media and Acquisition Sub is set forth on Schedule 6.4 attached hereto. Other than the securities issuable pursuant to
Section 4.4(b) hereof and except as set forth on Schedule 6.4, there are no outstanding options, warrants, conversion privileges, subscriptions, calls, commitments or rights of any character relating to any authorized but unissued capital stock of Medical Media or Acquisition Sub. All of the shares to be issued by Medical Media to AFMN will have been duly authorized and validly issued and be fully paid and nonassessable. On the Closing Date, AFMN will acquire good, absolute, and marketable title in the Medical Media Shares, free and clear of all liens, claims, encumbrances, or restriction of any kind, except for certain restrictions on transfer imposed by federal and state securities laws.

      6.5 Subsidiaries. Other than Acquisition Sub and Newco, Medical Media owns no shares of capital stock or other equity interest in any corporation, partnership, joint venture or other business organization or enterprise.

      6.6 Financial Statements. Medical Media has delivered to AFMN: (a) an audited balance sheet of Medical Media as at December 31, 2004 (including the notes thereto, the "Balance Sheet"), and the related statements of income, changes in stockholders' equity, and cash flow for each of the fiscal years then ended; and (b) an unaudited balance sheet of Medical Media as at March 31, 2005 (the "Interim Balance Sheet"), and the related unaudited statements of income, changes in stockholders' equity, and cash flow for the three-month period then ended. Such financial statements and notes fairly present the financial condition and the results of operations, changes in stockholders' equity, and cash flow of Medical Media as at the respective dates of and for the periods referred to in such financial statements and are prepared in accordance with GAAP, subject, in the case of the Interim Balance Sheet and related financial statements, to normal year end adjustments. The financial statements referred to in this Section 6.6 reflect the consistent application of such accounting principles throughout the periods involved, except as disclosed in the notes to such financial statements. No financial statement of any person other than Medical Media is required by GAAP to be included in the financial statements of Medical Media.

      6.7 Absence of Undisclosed Liabilities. To the knowledge of Medical Media, except as set forth on Schedule 6.7 attached hereto, Medical Media has no liabilities or obligations except for those (a) reflected in its Interim Balance Sheet; (b) reflecting contractual liabilities or obligations incurred in the Ordinary Course of Business that are not required by GAAP to be reflected in a balance sheet; and (c) incurred in the Ordinary Course of Business subsequent to the date of the Interim Balance Sheet and not required to be disclosed pursuant to the terms of this Agreement. Except as otherwise provided in this Agreement, the term "liabilities or obligations" as used in this Agreement shall include any direct or indirect indebtedness, claim, loss, damage, deficiency (including deferred income tax and other net tax deficiencies), cost, expense, obligation, guarantee, or responsibility, whether accrued, absolute, or contingent, known or unknown, fixed or unfixed, liquidated or unliquidated, secured or unsecured.

      6.8 Certain Tax Matters. Except as set forth on Schedule 6.8 attached hereto, Medical Media has duly filed all federal, state, and local tax returns and reports required to be filed by it for all periods ending on or prior to March 31, 2005 and all taxes, including income, sales, excise, travel, payroll, gross receipts, and other taxes and any penalties with respect thereto, shown thereon to be due and payable, have been paid, withheld, or reserved for or are reflected as a liability in the Interim Balance Sheet. Medical Media has not entered into any agreements for the extension of time for the assessment of any tax or tax delinquency, has received no outstanding or unresolved notices from the Internal Revenue Service or any taxing body of any proposed examination or of any proposed deficiency or assessment, and to the knowledge of Medical Media, has properly withheld all amounts required by law to be withheld for income taxes and unemployment taxes, including without limitation social security and unemployment compensation, relating to its employees, and remitted such withheld amounts to the appropriate taxing authority as required by law.

      6.9 Litigation; Compliance with Laws. Except as set forth in Schedule 6.9 attached hereto, there is no suit, action, claim, arbitration, administrative or legal or other proceeding, or governmental investigation pending or, to the knowledge of Medical Media, threatened against or related to Medical Media. Except as set forth in Schedule 6.9 attached hereto, there has been no failure to comply with, nor any default under, any law, ordinance, requirement, regulation, or order applicable to Medical Media or its business operations, nor any violation of or default with respect to any order, writ, injunction, judgment, or decree of any court or federal, state or local department, official, commission, authority, board, bureau, agency, or other instrumentality issued or pending against Medical Media which might have a material adverse effect on the financial condition, its business, results of operations, properties or assets of Medical Media.

      6.10 No Changes. To the knowledge of Medical Media, except as set forth on
Schedule 6.10 attached hereto, since March 31, 2005, there has not been:

            (a) Any change in the financial or other condition, assets, liabilities or business of Medical Media, except changes described in
      Schedule 6.10 hereto, none of which individually or in the aggregate has been materially adverse to Medical Media;

            (b) Any damage, destruction or loss (whether or not covered by insurance) or any condemnation by governmental authorities which has or may adversely affect the business or assets of Medical Media to a material degree;

            (c) Any declaration, setting aside or payment of any dividend or other distribution in respect of any of Medical Media's shares or any direct or indirect redemption, purchase or other acquisition of Medical Media's shares or any direct or indirect payment or incurring of management fees or other transactions between the shareholders of Medical Media and Medical Media; or

            (d) Any increase in the compensation payable or to become payable by Medical Media to any of its officers, employees or agents, or any known payment or arrangement made to or with any thereof, except in the Ordinary Course of Business as disclosed to AFMN.

      6.11 Disclosure. To the knowledge of Medical Media, no representation or warranty of Medical Media or Acquisition Sub in this Agreement omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances in which they were made, not misleading. There is no fact known to Medical Media that has specific application to Medical Media (other than general economic or industry conditions) and that materially adversely affects or, as far as Medical Media can reasonably foresee, materially threatens, the assets, business, prospects, financial condition, or results of operations of Medical Media that has not been set forth in this Agreement.

      6.12 Copies of Articles, Bylaws and Stock Records. A copy of Medical Media's and Acquisition Subs' Articles of Incorporation (each certified by the Secretary of State of the State of Florida), Bylaws and stock records (each certified by the Secretary of each entity) has been delivered to AFMN and each is correct and in effect as at the date of this Agreement. Such books and records have been regularly and properly kept and are complete, accurate and legally sufficient under applicable law.

                                    ARTICLE 7

                     COVENANTS OF AFMN PRIOR TO CLOSING DATE

      7.1 Operation of the Business of Target Company. Between the date of this Agreement and the Closing Date, AFMN will, and will cause Target Company to: (a) conduct the business of Target Company only in the Ordinary Course of Business;
(b) use their best efforts to preserve intact the current business organization of Target Company, keep available the services of the current officers, employees, and agents of Target Company, and maintain the relations and good will with suppliers, customers, landlords, creditors, employees, agents, and others having business relationships with Target Company; (c) confer with Medical Media concerning operational matters of a material nature; (d) otherwise report periodically to Medical Media concerning the status of the business, operations, and finances of Target Company; (e) not declare, set aside or pay any dividend or other distribution in respect of any of Target Company's shares or any direct or indirect redemption, purchase or other acquisition of Target Company's shares or any direct or indirect payment or incurring of management fees or other transactions between AFMN and Target Company, and (f) not issue any options, warrants, puts, calls, right of first refusal, or any other stock rights.

                                    ARTICLE 8

                       CONDITIONS PRECEDENT TO THE CLOSING

      8.1 Obligation of Medical Media and Acquisition Sub to Close. The obligation of Medical Media and Acquisition Sub to consummate the Merger on the Closing Date shall be subject to the satisfaction or the waiver by Medical Media and Acquisition Sub of the following conditions on or prior to the Closing Date:

            (a) Representations and Warranties; Compliance with Agreement. The representations and warranties of Target Company and AFMN set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on the Closing Date, and Target Company and AFMN shall have performed all covenants and agreements to be performed by any of them under this Agreement on or prior to the Closing Date; and Target Company and AFMN shall have delivered to Medical Media certificates to such effect dated as of the Closing Date and signed by Target Company and AFMN.

            (b) Litigation Affecting Closing. On the Closing Date, no proceeding shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby, and no investigation that might eventuate in any such suit, action or proceeding shall be pending or threatened;

            (c) Required Consents. The holders of any material indebtedness of Target Company, the lessors of any material real or personal property assets leased by Target Company, the parties to any other material contract, commitment or agreement to which Target Company is a party, any governmental agency or body or any other individual or entity which owns or has authority to grant any franchise, license, permit, easement, right or other authorization necessary for the business of Target Company and any governmental body or regulatory agency having jurisdiction over Target Company, to the extent that their consent or approval is required under the pertinent debt, lease, contract, commitment or agreement or other document or instrument or under applicable laws, rules or regulations for the consummation of the Merger with Acquisition Sub and the transaction contemplated hereby in the manner herein provided, shall have granted such consent or approval;

            (d) No Material Damage to Business. The assets of Target Company shall not have been and shall not be threatened to be materially adversely affected in any way as a result of fire, explosion, disaster, accident, labor dispute, any action by any governmental authority, flood, riot, civil disturbance, uprising, activity of armed forces or act of God or public enemy;

            (e) Conversion of Convertible Promissory Notes. Medical Media shall have converted (i) the Pet Edge Notes into Series A Zero Coupon Preferred Stock or common stock, whichever is applicable, upon the terms and conditions set forth in Section 4.4(b)(i) hereof; and (ii) the Convertible Promissory Notes into Series B Zero Coupon Preferred Stock or common stock, whichever is applicable, upon the terms and conditions set forth in
      Section 4.4(b)(ii) hereof; and

            (f) Delivery of Audited Financial Statements of Target Company. Target Company shall have delivered to Medical Media an audited balance sheet of Target Company as of December 31, 2004 (including the notes thereto), and the related statements of income, changes in stockholders' equity, and cash flow for each of the fiscal years then ended.

      8.2 Obligation of Target Company and AFMN to Close. The obligation of Target Company and AFMN to consummate the Merger contemplated by this Agreement on the Closing Date shall be subject to the satisfaction of the following conditions on or prior to the Closing Date:

            (a) Representations and Warranties; Compliance with Agreement. The representations and warranties of Medical Media and Acquisition Sub set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on the Closing Date, and Medical Media and Acquisition Sub shall have performed all covenants and agreements to be performed by it under this Agreement on or prior to the Closing Date, and Medical Media and Acquisition Sub shall have delivered to AFMN certificates to such effect dated as of the Closing Date and signed by Medical Media and Acquisition Sub.

            (b) Litigation Affecting Closing. On the Closing Date, no proceeding shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the transaction contemplated hereby, and no investigation that might eventuate in any such suit, action or proceeding shall be pending or threatened.

            (c) Shareholder Approval. The shareholders of AFMN shall have approved the Merger and all actions contemplated hereby which require the approval of the AFMN shareholders, in accordance with the requirements of DGCL.

                                    ARTICLE 9

                                 INDEMNIFICATION

      9.1 By AFMN and Target Company. From and after the Closing Date, AFMN and Target Company, jointly and severally, shall indemnify and hold harmless Medical Media and Acquisition Sub from and against (a) any and all damages, losses, obligations, deficiencies, liabilities, claims, encumbrances, penalties, costs, and expenses, including reasonable attorneys' fees (together, "Loss"), which Medical Media or Acquisition Sub may suffer or incur, resulting from, related to, or arising out of any misrepresentation, breach of warranty, or nonfulfillment of any of the covenants or agreements of Target Company or AFMN in this Agreement or from any misrepresentation in or omission from any schedule to this Agreement, certificate, financial statement, or from any other document furnished or to be furnished to Medical Media or Acquisition Sub hereunder, (b) any Loss based upon injuries to persons, property or business arising out of events on or before the Closing Date whether known or unknown, currently asserted or arising hereafter, and (c) any and all actions, suits, investigations, proceedings, demands, assessments, audits, judgments and claims (including employment-related claims) arising out of any of the foregoing; provided, however, that before Medical Media or Acquisition Sub may assert a claim for indemnity under this Article, Medical Media or Acquisition Sub must give or cause to be given written notice of such claim to AFMN or Target Company as provided in Section 9.3.

      9.2 By Medical Media. From and after the Closing Date, Medical Media shall indemnify and hold harmless AFMN from and against any and all Loss which AFMN may suffer or incur, resulting from, related to, or arising out of any misrepresentation, breach of warranty, or nonfulfillment of any of the covenants or agreements of Medical Media or Acquisition Sub in this Agreement or from any misrepresentation in or omission from any certificate or document furnished or to be furnished to AFMN or Target Company hereunder; provided, however, that before AFMN may assert a claim for indemnity under this Article, AFMN must give or cause to be given written notice of such claim to Medical Media as provided in Section 9.3.

      9.3 Notice. Promptly after acquiring knowledge of any Loss or action, suit, investigation, proceeding, demand, assessment, audit, judgment, or claim against which AFMN and Target Company may be required to indemnify Medical Media or Acquisition Sub or against which Medical Media may be required to indemnify AFMN, as the case may be, the non-indemnifying party shall give to the other party written notice thereof. Each indemnifying party shall, at its own expense, promptly defend, contest or otherwise protect against any Loss or action, suit, investigation, proceeding, demand, assessment, audit, judgment, or claim against which it has indemnified an indemnified party, and each indemnified party shall receive from the other party all necessary and reasonable cooperation in said defense including, but not limited to, the services of employees of the other party who are familiar with the transactions out of which any such Loss or action, suit, investigation, proceeding, demand, assessment, audit, judgment, or claim may have arisen. The indemnifying party shall have the right to control the defense of any such proceeding unless relieved of its liability hereunder with respect to such defense by the indemnified party. The indemnifying party shall have the right, at its option, and, unless so relieved, to compromise or defend, at its own expense by its own counsel, any such matter involving the asserted liability of the indemnified party. In the event that the indemnifying party shall undertake to compromise or defend any such asserted liability, it shall promptly notify the indemnified party of its intention to do so. In the event that an indemnifying party, after written notice from an indemnified party, fails to take timely action to defend the same, the indemnified party shall have the right to defend the same by counsel of its own choosing, but at the cost and expense of the indemnifying party.

      9.4 Money Damages. If the Losses indemnified against pursuant to the provisions of Sections 9.1 and 9.2 hereof can be compensated by the payment of money to the other party, the indemnifying party shall, within thirty (30) days after receipt of a written notice of a claim pursuant to Section 9.3, deliver to the other party either: (a) the amount of such claim by check or by wire transfer to the bank account of that party's choosing, or (b) a written notice stating that it or he objects to the validity of such claim and setting forth in reasonable detail the grounds on which it is contesting the validity of the claim.

                                   ARTICLE 10

                          SURVIVAL OF REPRESENTATIONS,
                            WARRANTIES, AND COVENANTS

      10.1 Survival. All representations, warranties, covenants and obligations in this Agreement shall survive the Closing Date and the consummation of the Agreement for a period of two (2) years. Medical Media and Acquisition Sub shall have no liability with respect to any representation or warranty, or covenant or obligation to be performed and complied with prior to the Closing Date, unless on or before the date which is two (2) years subsequent to the Closing Date, AFMN notifies Medical Media or Acquisition Sub of a claim specifying the factual basis of that claim in reasonable detail to the extent then known by AFMN. Target Company and AFMN shall have no liability with respect to any representation or warranty, or covenant or obligation to be performed and complied with prior to the Closing Date, unless on or before the date which is two (2) years subsequent to the Closing Date, Medical Media or Acquisition Sub notifies Target Company or AFMN of a claim specifying the factual basis of that claim in reasonable detail to the extent then known by Medical Media or Acquisition Sub.

                                   ARTICLE 11

        CONDUCT OF TARGET COMPANY AND ACQUISITION SUB AFTER CLOSING DATE

      11.1 Additional Actions and Cooperation. After the Closing Date, at the request of either party and at the requesting party's expense, but without additional consideration, the other party shall execute and deliver from time to time such further instruments of assignment, conveyance and transfer, shall cooperate in the conduct of litigation and the processing and collection of insurance claims, and shall take such other actions as may reasonably be required to confirm and perfect the title to the assets of Target Company, and otherwise to accomplish the orderly transfer of the business and assets of Target Company as contemplated by this Agreement and Merger.

      11.2 Audit Access. Medical Media will preserve the books, records, reports, documents and lists obtained by it pursuant to this Agreement for a period of at least three years from the Closing Date, will not thereafter destroy or otherwise dispose of such records without giving AFMN notice and the opportunity to take possession thereof, and, while in possession of such records, will permit representatives of AFMN to have access at reasonable times to such books, records, reports, documents and files, to make such copies therefrom as such representatives reasonably request.

                                   ARTICLE 12

                               BROKERAGE; EXPENSES

      12.1 Brokerage; Expenses. None of the parties has employed or will employ any broker, agent, finder, or consultant (collectively, "Broker") or has incurred or will incur any liability for any brokerage fees, commissions, finders' fees, or other fees, in connection with the negotiation or consummation of the transactions contemplated by this Agreement. AFMN and Target Company is responsible for and hereby agrees to indemnify and hold Medical Media and Acquisition Sub harmless against and in respect of any claim for brokerage fees, commissions, or other finders' fees or commissions of any such Broker employed by Target Company or AFMN and any attorneys' fees incurred by Medical Media or Acquisition Sub in relation to any such claim by a Broker. Similarly, Medical Media is responsible for and hereby agrees to indemnify and hold AFMN and Target Company harmless against and in respect of any claim for brokerage fees, commissions, or other finders' fees or commissions of any such Broker employed by Medical Media or Acquisition Sub and any attorneys' fees incurred by AFMN or Target Company in relation to any such claim by a Broker. Except as otherwise expressly provided in this Agreement, the parties hereto agree to bear their respective expenses individually, each in respect of all expenses of any character incurred by it in connection with this Agreement or the transactions contemplated hereby.

                                   ARTICLE 13

                                   TERMINATION

      13.1 Events of  Termination.  Anything herein or elsewhere to the contrary
notwithstanding,   this  Agreement  may  be  terminated  by  written  notice  of termination at any time before the Closing Date only as follows:

            (a) By mutual consent of AFMN and Medical Media;

            (b) Provided that Medical Media or Acquisition Sub is not in default hereunder, by Medical Media or Acquisition Sub upon three days' written notice to AFMN or Target Company, if all of the conditions precedent to Closing set forth in Section 8.1 hereof have not been met; or

            (c) Provided that AFMN or Target Company is not in material default hereunder, by AFMN or Target Company upon three days' written notice to Medical Media if all of the conditions precedent to Closing set forth in
      Section 8.2 hereof have not been met.

                                   ARTICLE 14

                                     GENERAL

      14.1 Conflicts between Documents. In the event of any conflict between the terms of this Agreement and the terms of any other document or instrument, the terms of this Agreement shall control and such documents and instruments shall be deemed amended and reformed to the extent required to eliminate any such conflict or inconsistency.

      14.2 Entire Agreement; Amendments. This Agreement constitutes the entire understanding among the parties with respect to the subject matter contained herein and supersedes any prior understandings and agreements among them respecting such subject matter. This Agreement may be amended, supplemented, and terminated only by a written instrument duly executed by all of the parties.

      14.3 Headings. The headings in this Agreement are for convenience of reference only and shall not affect its interpretation.

      14.4 Gender; Number. Words of gender may be read as masculine, feminine, or neuter, as required by context. Words of number may be read as singular or plural, as required by context.

      14.5 Exhibits and Schedules. The Recitals and each Exhibit and Schedule referred to herein is incorporated into this Agreement by such reference.

      14.6 Severability. If any provision of this Agreement is held illegal, invalid, or unenforceable, such illegality, invalidity, or unenforceability will not affect any other provision hereof. This Agreement shall, in such circumstances, be deemed modified to the extent necessary to render enforceable the provisions hereof.

      14.7 Notices. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be made by:
(a) certified mail, return receipt requested; (b) Federal Express, Express Mail, or similar overnight delivery or courier service; or (c) delivery (in person or by facsimile or similar telecommunication transmission)

If to Medical Media or Acquisition Sub, to:

                                    Philip M. Cohen
                                    8406 Benjamin Rd., Suite C
                                    Tampa, FL  33634
                                    Fax No.: 813-888-7375
                                    E-mail Address:  pcohen@petcaretv.com
         with a copy to:

                                    John N. Giordano, Esq.
                                    Bush Ross Gardner Warren & Rudy, P.A.
                                    220 S. Franklin St.
                                    Tampa, Florida 33602
                                    Fax No. (813) 223-9620
                                    E-Mail Address:  jgiordano@bushross.com

If to Target Company or AFMN:

                                    Charles V. Richardson
                                    6601 Center Drive West
                                    Suite 521
                                    Los Angeles, CA   90045
                                    Fax No.: 310-348-8171
                                    E-mail Address:  AAMNTV1@aol.com

         with a copy to:
                                    J. Holt Smith, Esq.
                                    Kelley, Lytton & Vann, LLP
                                    1900 Avenue of the Stars
                                    Suite 1450
                                    Los Angeles,  CA  90067
                                    Fax  No.:  310-986-1816
                                    E-Mail Address: jholtsmith@earthlink.net

Notice of any change in any such address shall also be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived by the party entitled to receive such notice.

      14.8 Waiver. The failure of any party to insist upon strict performance of any of the terms or conditions of this Agreement will not constitute a waiver of any of its rights hereunder.

      14.9 Assignment. No party may assign any of its rights or delegate any of its obligations hereunder without the prior written consent of the other parties.

      14.10 Successors and Assigns; Binding Effect. This Agreement binds, inures to the benefit of, and is enforceable by the successors and assigns of the parties, and does not confer any rights on any other persons or entities.

      14.11 Governing Law; Venue. This Agreement shall be construed and enforced in accordance with Florida law. Venue for any such action shall be deemed proper in Hillsborough County, Florida. The parties agree that, irrespective of any wording that might be construed to be in conflict with this paragraph, this Agreement is subject to the jurisdiction of the courts in the State of Florida. The parties to this Agreement agree that they waive any objection, constitutional, statutory or otherwise, to a Florida court's having jurisdiction of any dispute between or among them. By entering into this Agreement, the parties, and each of them understand that they might be called upon to answer and defend a claim asserted in a Florida court.

      14.12 Publicity. Prior to the Closing Date, all notices to third parties and all other publicity relating to the transactions contemplated by this Agreement shall be jointly planned, coordinated and agreed to by AFMN and Medical Media. Except as may be required by law, prior to the Closing Date, none of the parties hereto shall act unilaterally in this regard without the prior approval of AFMN and Medical Media; provided, however, that such approval shall not be unreasonably withheld.

      14.13 Counterparts. This Agreement may be executed in any number of counterparts and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. The execution of this Agreement by any party hereto will not become effective until counterparts hereof have been executed by all the parties hereto. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

      14.14 Form of Consent: All consents of any kind required under this Agreement shall be in writing. Whenever, under the terms of this Agreement, Medical Media, Acquisition Sub, AFMN or Target Company is authorized to give consent, such consent may be given and shall be conclusively evidenced by the Chairman of the Board of Directors or the President of each respective corporation giving such consent.

      14.15 Attorneys' Fees and Court Actions: If a legal action is initiated by any party to this Agreement against another, arising out of or relating to the alleged performance or non-performance of any right or obligation established hereunder, or any dispute concerning the same, any and all fees, costs and expenses reasonably incurred by each prevailing party or its legal counsel in investigating, preparing for, prosecuting, defending against, or providing evidence, producing documents or taking any other action in respect of, such action shall be the joint and several obligation of, and shall be paid or reimbursed by, the nonprevailing party.

                                   ARTICLE 15

                                   DEFINITIONS

For purposes of this Agreement, the following terms have the meanings specified or referred to in this Section 15:

      15.1 "GAAP" shall mean generally accepted United States accounting principles.

      15.2 "Ordinary Course of Business" shall mean any action taken by a person or entity if: (a) such action is consistent with the past practices of such person or entity and is taken in the ordinary course of the normal day-to-day operations of such person or entity; (b) such action is not required to be authorized by the board of directors of such person or entity (or by any person or group of persons exercising similar authority); and (c) such action is similar in nature and magnitude to actions customarily taken, without any authorization by the board of directors (or by any person or group of persons exercising similar authority), in the ordinary course of the normal day-to-day operations of other persons or entities that are in the same line of business as such person.

      15.3 "Securities Act" shall mean the Securities Act of 1933 or any successor law, and regulations and rules issued pursuant to that Act or any successor law.

      15.4 "To the knowledge of" shall mean, when used with respect to any representation or warranty or other statement in this Agreement qualified by the knowledge of any party, the knowledge of the President of the party making such representation or warranty unless otherwise stated in such representation or warranty or other statement in this Agreement.

                           [SIGNATURE PAGES TO FOLLOW]

      In witness whereof, the parties have executed this Agreement on the date first above written.

                                       Medical Media Television, Inc. f/k/a
                                       PetCARE Television Network, Inc.


                                       By: /s/ Philip M. Cohen
                                           -------------------------------------
                                           Philip M. Cohen, President

                                       AAMN Acquisition Sub, Inc.


                                       By: /s/ Philip M. Cohen
                                           -------------------------------------
                                           Philip M. Cohen, President

                                       African American Medical Network, Inc.


                                       By: /s/ Charles V. Richardson
                                           -------------------------------------
                                           Charles V. Richardson, President

                                       AFMN, Inc.


                                       By: /s/ Charles V. Richardson
                                           -------------------------------------
                                           Charles V. Richardson, President

              [SIGNATURE PAGE FOR THE AGREEMENT AND PLAN OF MERGER]

                                   EXHIBIT "A"

                               ARTICLES OF MERGER
                                       OF
                           AAMN ACQUISITION SUB, INC.
                                      INTO
                     AFRICAN AMERICAN MEDICAL NETWORK, INC.

                 ***********************************************

      AAMN  ACQUISITION  SUB,  INC.  ("Acquisition  Sub") and  AFRICAN  AMERICAN
MEDICAL NETWORK, INC. ("Medical Network"), acting in compliance with the provisions of ss.607.1105, Florida Statutes, hereby certify as follows:

      1. A Merger Agreement (the "Merger Agreement") was approved by the board of directors of each of Acquisition Sub and Medical Network and the sole shareholders of Acquisition Sub and Medical Network on May 10, 2005. Pursuant to the Merger Agreement, Acquisition Sub is to be merged into Medical Network, with Medical Network as the surviving or resulting entity. The terms of the merger are set forth in the copy of the Merger Agreement attached hereto as Exhibit "A" and made a part hereof.

      2. The merger shall be effective as of the date of filing these Articles of Merger with the Florida Secretary of State.

Dated: May __, 2005.                   AAMN Acquisition Sub, Inc.


                                       By:
                                           -------------------------------------

                                       Its:
                                           -------------------------------------


                                       African American Medical Network, Inc.


                                       By:
                                           -------------------------------------

                                       Its:
                                           -------------------------------------

                                   Exhibit "B"

                              EMPLOYMENT AGREEMENT

This Employment Agreement (the "Agreement"), effective as of ____________, 2005, by and between Medical Media Television, Inc., a Florida corporation with a mailing address of 8406 Benjamin Road, Suite C, Tampa, Florida 33634 (the "Company"), and Teresa J. Bray, an individual maintaining a mailing address of Post Office Box 93037, Lakeland, Florida 33804 ("Employee").

                                   WITNESSETH:

      In consideration of the covenants and agreements herein contained and the monies to be paid hereunder, the Company agrees to hire the Employee, and the Employee agrees to work for the Company upon the following terms and conditions:

1. Duties of Employee: The Employee is employed by the Company to render services on behalf of the Company as Vice President of Administration/Compliance and Corporate Secretary.

2. Devotion of Time to Employment: The Employee shall devote such time and attention to the business and affairs of the Company as is reasonably necessary to carry out her duties hereunder, provided, however, the Employee shall devote no less than forty (40) hours per week to her duties hereunder.

3. Compensation: For the services to be rendered by Employee under this Agreement, the Company shall pay Employee a salary of $118,400 per year, payable in arrears in equal semi-monthly installments of $4,933.33. Any salary increases will be at the discretion of the Board of Directors of the Company.

The Company shall purchase at its expense, a major medical insurance policy insuring the Employee and her dependents, which policies shall be reasonably acceptable to the parties hereto. The Employee warrants that neither she nor the dependents, currently or historically, have any exceptional medical problems which would cause them to be either uninsurable or for which coverage would be excessively expensive.

Employee shall be eligible to participate in such stock option or stock bonus plan or similar plans as are established by the Company's Board of Directors.

4. Term of Agreement: The term of this five-year Agreement shall commence on __________, 2005 and terminate on ________________, 2010.

5. Reimbursable Expenses: Except as herein otherwise provided, the Company shall reimburse the Employee for all expenses, or the Employee is entitled to charge to the Company all expenses incurred by her, in and about the course of her employment by the Company, provided that sufficient proof is furnished to Employer. Such expenses shall include but not be limited to:

a)    License  fees,   membership  dues  in  professional   organizations,   and
      subscriptions to professional journals.

b) The Employee's necessary travel hotel and entertainment expenses incurred in connection with overnight, out-of-town trips for educational, professional or other related meetings or in connection with other events that contribute to the benefit of the Company.

c) The Employee's necessary travel and entertainment expenses in connection with in-town events for education professional and other related meetings or in connection with other events that contribute to the benefit of the Company;

d)    Other expense as pre-approved.

6. Vacation: The Employee shall be entitled to two weeks of fully paid vacation per calendar year or such additional time as is authorized by the Company from time to time.

7. Sick or Other Leave: The Employee shall be entitled to such sick or other leave on the same basis as the Company shall establish for all its employees holding positions and performing duties substantially similar to those performed by Employee.

8. Termination of Agreement:

      a) Termination by Company for Cause: The Company may terminate this Agreement at any time for cause if Employee becomes unfit to properly render services to Company hereunder because of: (i) alcohol or drug related abuses consistent with applicable laws and Employer's procedures,
      (ii) proven commission of a felony, or (iii) a material breach of this Agreement which is not cured within sixty (60) days after written notice is given by Company to Employee which notice shall specify in reasonable detail the circumstances claimed to provide the basis for such termination. Except for termination pursuant to Section 8.a.iii. hereof, termination shall be effective upon the delivery of written notice thereof to the Employee or at such later time as may be designated in said notice. In the event Company shall terminate Employee pursuant to Section 8.a.iii. hereof, said termination shall be effective sixty (60) days after written notice is delivered to the Employee or at such later time as may be designated in said notice provided said breach is not cured within the sixty day period. Upon termination, the Employee shall vacate the offices of the Company on or before such effective date. All compensation due hereunder shall cease as of said effective date.

      b) Termination by Employee for Cause: The Employee may elect to terminate this Agreement at any time for cause provided he delivers written notice of such intention to terminate not less than sixty (60) days prior to the date of such termination, which notice shall specify in reasonable detail the circumstances claimed to provide the basis for such termination. As used in this subsection, the term for "cause" shall mean if the Company unreasonably changes Employee's duties, responsibilities, or working conditions or takes any other actions which impede Employee in the performance of his duties hereunder. If the Employee terminates this Agreement for cause, the Company shall, as severance pay, pay the Employee an amount equal to six (6) months of his compensation then in effect.

      c) Termination by Company Not for Cause: The Company may terminate this Agreement at any time not for cause, provided however, that the Company shall, as severance pay, pay the Employee an amount equal to six (6) months of her compensation then in effect.

      d) Termination by Employee Not for Cause: The Employee may elect to terminate this Agreement at any time not for cause provided she delivers written notice of such intention to terminate not less than one month prior to the date of such termination. All compensation shall cease as of the effective date specified in such notice.

9. Non-Disclosure; Prohibited Activities.

      a) Confidentiality; Return of Company Property. Employee agrees that during the course of her employment with the Company and until the date ending two (2) years following the termination of her employment, Employee will keep confidential information confidential and, except as necessary during the course of her employment, will not disclose any confidential information to any person or entity or, directly or indirectly, use for her own account, any confidential information. Upon the termination of employment, Employee promptly will supply to the Company all property (including all files, customer lists, etc.) that has been produced or received by Employee during her employment with the Company, whether or not related to the confidential information. The obligations of this
Section 11.a) will be in addition to any other agreements that Employee has entered into with the Company regarding the receipt of confidential information.

      b) Non-Solicitation; Non-Disparagement. Employee will not, during the term of the Agreement and for the two (2) year period following the termination of the Agreement for any reason, directly or indirectly: (i) solicit for employment, or employ any person who, at the time of such solicitation or employment, is employed by the Company or was employed by the Company during the twelve (12) month period prior to the solicitation or employment or induce or attempt to induce any person to terminate employment with the Company; (ii) do business with or solicit customers, except as necessary during the course of her employment, or engage in any activity intended to terminate, disrupt or interfere with the Company's relationships with its customers; and (iii) engage in any conduct or make any statement disparaging or criticizing the Company, or any products or services offered by the Company.

      c) Non-Competition. During the term of the Agreement and for the two (2) year period following the termination of the Agreement for any reason, the Employee will not, directly or indirectly, alone or in conjunction with any other person or entity, own, manage, operate or control or participate in the ownership, management, operation or control of, or become associated, as an employee, director, officer, advisor, agent, consultant, principal, partner, member or independent contractor with or lender to, any person or entity engaged in or aiding others to engage in business competitive with the Company, located anywhere in the United States of America.

      d) Divisibility of Covenant Period. If any covenant contained in the Agreement is held to be unreasonable, arbitrary or against public policy, such covenant shall be considered divisible both as to time, customers, competitive services and geographical area, such that each month within the specified period shall be deemed a separate period of time, each customer a separate customer, each competitive service a separate service and each geographical area a separate geographical area, resulting in an intended requirement that the longest lesser time and largest lesser customer base, service offering and geographical area determined not to be unreasonable, arbitrary or against public policy shall remain effective and be specifically enforceable against Employee.

      e) Enforcement. Employee acknowledges that (i) confidential information is a valuable asset of the Company and use of such confidential information would allow Employee to unfairly compete against the Company, (ii) the restrictions contained in the Agreement are reasonable in scope and are necessary to protect the Company's legitimate interests in protecting its business, and (iii) any violation of the restrictions contained in the Agreement will cause significant and irreparable harm to the Company for which the Company has no adequate remedy at law. The parties agree that damages at law, including, but not limited to, monetary damages, will or may be an insufficient remedy to the Company and that (in addition to any remedies that are available to the Company, all of which shall be deemed to be cumulative and retained by the Company and not waived by the enforcement of any remedy available hereunder) the Company shall also be entitled to obtain injunctive relief, including but not limited to a temporary restraining order, a temporary or preliminary injunction or a permanent injunction, to enforce the provisions of the Agreement, as well as an equitable accounting of and constructive trust for all profits or other benefits arising out of or related to any such violation, all of which shall constitute rights and remedies to which the Company may be entitled.

      f) Intent of Parties; Survival. The covenants of Employee contained in the
Section 11 shall be construed as agreements independent of any other provision of Employee's employment (including employment under the Agreement) and the existence of any claim of the Employee against the Company shall not constitute a defense to the enforcement by the Company of any covenant contained in the section. The covenants contained in this Section 11 shall survive termination, expiration, non-renewal or cancellation of the Agreement.

10. Bonus: To provide greater incentive for the Employee by rewarding her with additional compensation, a bonus in the form of cash or stock may be paid to the Employee after a vote of the Board of Directors in the light of the Employee's contribution to the Company.

11. Limitations on Authority: Without the express written consent from the Board of Directors of the Company, the Employee shall have no apparent or implied authority to:

      a) Pledge the credit of the Company other than in the ordinary course of business.

      b) Release or discharge any debt due the Company unless the Company has received the full amount thereof other than in the ordinary course of business.

      c) Sell, mortgage, transfer or otherwise dispose of any assets of the Company.

12. Survival of Representations and Warranties: The warranties, representations, covenants and agreements set forth herein shall be continuous and shall survive the termination of this Agreement or any part hereof.

13. Entire Agreement: This Agreement contains the entire understanding between the parties hereto with respect to the transactions contemplated hereby, and this Agreement supersedes in all respects all written or oral understandings and agreements heretofore existing between the parties hereto.

14. Amendment and Waiver: This Agreement may not be modified or amended except by an instrument in writing duly executed by the parties hereto. No waiver of compliance with any provision or condition hereof and no consent provided for herein shall be effective unless evidenced by an instrument in writing duly executed by the party hereto sought to be charged with such waiver or consent.

15. Notices. Notices and requests required or permitted hereunder shall be deemed to be delivered hereunder if mailed with postage prepaid or delivered, in writing as follows:

As to Company:                                   As to Employee:

Medical Media Television, Inc.                   Teresa J. Bray
8406 Benjamin Road, Suite C                      PO Box 93037
Tampa, FL  33634                                 Lakeland, FL  33804

16. Counterparts: This Agreement may be executed in one or more counterparts, and all counterparts shall constitute one and the same instrument.

17. Captions: Captions used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it.

18. Execution of Document: At any time and from time to time, the parties hereto shall execute such documents as are necessary to effectuate this Agreement.

19. Arbitration: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, or regarding the failure or refusal to perform the whole or any part of this Agreement shall be settled by arbitration in a mutually agreeable location, in accordance with the rules of the American Arbitration Association, and the judgment upon the award rendered may be entered in any court having jurisdiction hereof. Any decision made by an arbitrator or by the arbitrators under the provision shall be enforceable as a final and binding decision as it if were a final decision or decree of a court of competent jurisdiction.

20. General Provisions:

      a) Assignability: This Agreement shall not be assignable by any of the parties to this Agreement without the prior written consent of all other parties to this Agreement.

      b) Service of Process: The parties agree that the mailing of any process shall constitute valid and lawful process against them if sent via U.S. certified mail to the address set forth in Section 17 herein.

      c) The parties further agree that the mailing of any process shall constitute valid and lawful process against them.

      d) Governing Law: The validity, construction and enforcement of, and the remedies hereunder, this Agreement shall be governed in accordance with the laws of the State of Florida. Venue for all purposes shall be deemed to lie within Hillsborough County, Florida. The parties agree that the Agreement is one for performance in Florida. The parties to the Agreement agree that they waive any objection, constitutional, statutory or otherwise, to a Florida court's exercise of jurisdiction over any dispute between them and specifically consent to the jurisdiction of the Florida courts. By entering into the Agreement, the parties, and each of them understand that they may be called upon to answer a claim asserted in a Florida court.

      e) Severability of Provisions: The invalidity or unenforceability of any particular provisions hereof shall not affect the remaining provisions of this Agreement, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

      f) Successors and Assigns: The rights and obligations of the parties hereunder shall inure to the benefit of, and be binding and enforceable upon the respective heirs, successors, assigns and transferees of either party.

      g) Reliance: All representations and warranties contained herein, or any certificate of other instrument delivered in connection herewith, shall be deemed to have been relied upon by the parties hereto, notwithstanding any independent investigation made by or on behalf of such parties.

      h) Attorney's Fees: The parties hereby agree that in the event any of the terms and conditions contained in this Agreement must be enforced by reason of any past, existing or future delinquency of payment, or failure of observance or of performance by any of the parties hereto, in such instance, the defaulting party shall be liable for reasonable collection and/or legal fees, trial and appellate levels, any expenses and legal fees incurred, including time spent in supervision of paralegal work and paralegal time, and any other expenses, and costs incurred in connection with the enforcement of any available remedy.

               [SIGNATURE PAGE TO ___________EMPLOYMENT AGREEMENT]

      IN WITNESS WHEREOF, the parties have executed the Agreement on the day and year first written above.

                                       "COMPANY"

                                       MEDICAL MEDIA TELEVISION, INC.


                                       By:
                                           -------------------------------------
                                           Philip M. Cohen, President

                                       "EMPLOYEE"


                                       -----------------------------------------
                                           Teresa J. Bray

                                   Exhibit "C"

                              EMPLOYMENT AGREEMENT

This Employment Agreement (the "Agreement"), effective as of ____________, 2005, is by and between Medical Media Television, Inc., a Florida corporation with a mailing address of 8406 Benjamin Road, Suite C, Tampa, Florida 33634 (the "Company"), and Donald R. Mastropietro, an individual maintaining a mailing address of 325 Whitfield Avenue, Sarasota, Florida 34243 ("Employee").

                                   WITNESSETH:

      In consideration of the covenants and agreements herein contained and the monies to be paid hereunder, the Company agrees to hire the Employee, and the Employee agrees to work for the Company upon the following terms and conditions:

1. Duties of Employee: The Employee is employed by the Company to render services on behalf of the Company as Senior Vice President of Finance and Chief Financial Officer.

2. Devotion of Time to Employment: The Employee shall devote such time and attention to the business and affairs of the Company as is reasonably necessary to carry out his duties hereunder, provided, however, the Employee shall devote no less than forty (40) hours per week to his duties hereunder.

3. Compensation: For the services to be rendered by Employee under this Agreement, the Company shall pay Employee a salary of $128,400 per year, payable in arrears in equal semi-monthly installments of $5,350.00. Any salary increases will be at the discretion of the Board of Directors of the Company.

The Company shall purchase at its expense, a major medical insurance policy insuring the Employee and his dependents, which policies shall be reasonably acceptable to the parties hereto. The Employee warrants that neither he nor the dependents, currently or historically, have any exceptional medical problems which would cause them to be either uninsurable or for which coverage would be excessively expensive.

Employee shall be eligible to participate in such stock option or stock bonus plan or similar plans as are established by the Company's Board of Directors.

4. Term of Agreement: The term of this five-year Agreement shall commence on __________, 2005 and terminate on ________________, 2010.

5. Reimbursable Expenses: Except as herein otherwise provided, the Company shall reimburse the Employee for all expenses, or the Employee is entitled to charge to the Company all expenses incurred by him, in and about the course of his employment by the Company, provided that sufficient proof is furnished to Employer. Such expenses shall include but not be limited to:

      a) License fees, membership dues in professional organizations, and subscriptions to professional journals.

      b) The Employee's necessary travel hotel and entertainment expenses incurred in connection with overnight, out-of-town trips for educational, professional or other related meetings or in connection with other events that contribute to the benefit of the Company.

      c) The Employee's necessary travel and entertainment expenses in connection with in-town events for education professional and other related meetings or in connection with other events that contribute to the benefit of the Company;

      d)    Other expense as pre-approved.

6. Vacation: The Employee shall be entitled to two weeks of fully paid vacation per calendar year or such additional time as is authorized by the Company from time to time.

7. Sick or Other Leave: The Employee shall be entitled to such sick or other leave on the same basis as the Company shall establish for its employees holding positions and performing duties substantially similar to those performed by Employee.

8. Termination of Agreement:

      a) Termination by Company for Cause: The Company may terminate this Agreement at any time for cause if Employee becomes unfit to properly render services to Company hereunder because of: (i) alcohol or drug related abuses consistent with applicable laws and Employer's procedures,
      (ii) proven commission of a felony, or (iii) a material breach of this Agreement which is not cured within sixty (60) days after written notice is given by Company to Employee which notice shall specify in reasonable detail the circumstances claimed to provide the basis for such termination. Except for termination pursuant to Section 8.a.iii. hereof, termination shall be effective upon the delivery of written notice thereof to the Employee or at such later time as may be designated in said notice. In the event Company shall terminate Employee pursuant to Section 8.a.iii. hereof, said termination shall be effective sixty (60) days after written notice is delivered to the Employee or at such later time as may be designated in said notice provided said breach is not cured within the sixty day period. Upon termination, the Employee shall vacate the offices of the Company on or before such effective date. All compensation due hereunder shall cease as of said effective date.

      b) Termination by Employee for Cause: The Employee may elect to terminate this Agreement at any time for cause provided he delivers written notice of such intention to terminate not less than sixty (60) days prior to the date of such termination, which notice shall specify in reasonable detail the circumstances claimed to provide the basis for such termination. As used in this subsection, the term for "cause" shall mean if the Company unreasonably changes Employee's duties, responsibilities, or working conditions or takes any other actions which impede Employee in the performance of his duties hereunder. If the Employee terminates this Agreement for cause, the Company shall, as severance pay, pay the Employee an amount equal to six (6) months of his compensation then in effect.

      c) Termination by Company Not for Cause: The Company may terminate this Agreement at any time not for cause, provided however, that the Company shall, as severance pay, pay the Employee an amount equal to six (6) months of his compensation then in effect.

      d) Termination by Employee Not for Cause: The Employee may elect to terminate this Agreement at any time not for cause provided he delivers written notice of such intention to terminate not less than one month prior to the date of such termination. All compensation shall cease as of the effective date specified in such notice.

9. Non-Disclosure; Prohibited Activities:

      a) Confidentiality; Return of Company Property. Employee agrees that during the course of his employment with the Company and until the date ending two (2) years following the termination of his employment, Employee will keep confidential information confidential and, except as necessary during the course of his employment, will not disclose any confidential information to any person or entity or, directly or indirectly, use for his own account, any confidential information. Upon the termination of employment, Employee promptly will supply to the Company all property (including all files, customer lists, etc.) that has been produced or received by Employee during his employment with the Company, whether or not related to the confidential information. The obligations of this
Section 11.a) will be in addition to any other agreements that Employee has entered into with the Company regarding the receipt of confidential information.

      b) Non-Solicitation; Non-Disparagement. Employee will not, during the term of the Agreement and for the two (2) year period following the termination of the Agreement for any reason, directly or indirectly: (i) solicit for employment, or employ any person who, at the time of such solicitation or employment, is employed by the Company or was employed by the Company during the twelve (12) month period prior to the solicitation or employment or induce or attempt to induce any person to terminate employment with the Company; (ii) do business with or solicit customers, except as necessary during the course of his employment, or engage in any activity intended to terminate, disrupt or interfere with the Company's relationships with its customers; and (iii) engage in any conduct or make any statement disparaging or criticizing the Company, or any products or services offered by the Company.

      c) Non-Competition. During the term of the Agreement and for the two (2) year period following the termination of the Agreement for any reason, the Employee will not, directly or indirectly, alone or in conjunction with any other person or entity, own, manage, operate or control or participate in the ownership, management, operation or control of, or become associated, as an employee, director, officer, advisor, agent, consultant, principal, partner, member or independent contractor with or lender to, any person or entity engaged in or aiding others to engage in business competitive with the Company, located anywhere in the United States of America.

      d) Divisibility of Covenant Period. If any covenant contained in the Agreement is held to be unreasonable, arbitrary or against public policy, such covenant shall be considered divisible both as to time, customers, competitive services and geographical area, such that each month within the specified period shall be deemed a separate period of time, each customer a separate customer, each competitive service a separate service and each geographical area a separate geographical area, resulting in an intended requirement that the longest lesser time and largest lesser customer base, service offering and geographical area determined not to be unreasonable, arbitrary or against public policy shall remain effective and be specifically enforceable against Employee.

      e) Enforcement. Employee acknowledges that (i) confidential information is a valuable asset of the Company and use of such confidential information would allow Employee to unfairly compete against the Company, (ii) the restrictions contained in the Agreement are reasonable in scope and are necessary to protect the Company's legitimate interests in protecting its business, and (iii) any violation of the restrictions contained in the Agreement will cause significant and irreparable harm to the Company for which the Company has no adequate remedy at law. The parties agree that damages at law, including, but not limited to, monetary damages, will or may be an insufficient remedy to the Company and that (in addition to any remedies that are available to the Company, all of which shall be deemed to be cumulative and retained by the Company and not waived by the enforcement of any remedy available hereunder) the Company shall also be entitled to obtain injunctive relief, including but not limited to a temporary restraining order, a temporary or preliminary injunction or a permanent injunction, to enforce the provisions of the Agreement, as well as an equitable accounting of and constructive trust for all profits or other benefits arising out of or related to any such violation, all of which shall constitute rights and remedies to which the Company may be entitled.

      f) Intent of Parties; Survival. The covenants of Employee contained in the
Section 11 shall be construed as agreements independent of any other provision of Employee's employment (including employment under the Agreement) and the existence of any claim of the Employee against the Company shall not constitute a defense to the enforcement by the Company of any covenant contained in the section. The covenants contained in this Section 11 shall survive termination, expiration, non-renewal or cancellation of the Agreement.

10. Bonus: To provide greater incentive for the Employee by rewarding him with additional compensation, a bonus in the form of cash or stock may be paid to the Employee after a vote of the Board of Directors in the light of the Employee's contribution to the Company.

11. Limitations on Authority: Without the express written consent from the Board of Directors of the Company, the Employee shall have no apparent or implied authority to:

      a) Pledge the credit of the Company other than in the ordinary course of business.

      b) Release or discharge any debt due the Company unless the Company has received the full amount thereof other than in the ordinary course of business.

      c) Sell, mortgage, transfer or otherwise dispose of any assets of the Company.

12. Survival of Representations and Warranties: The warranties, representations, covenants and agreements set forth herein shall be continuous and shall survive the termination of this Agreement or any part hereof.

13. Entire Agreement: This Agreement contains the entire understanding between the parties hereto with respect to the transactions contemplated hereby, and this Agreement supersedes in all respects all written or oral understandings and agreements heretofore existing between the parties hereto.

14. Amendment and Waiver: This Agreement may not be modified or amended except by an instrument in writing duly executed by the parties hereto. No waiver of compliance with any provision or condition hereof and no consent provided for herein shall be effective unless evidenced by an instrument in writing duly executed by the party hereto sought to be charged with such waiver or consent.

15. Notices. Notices and requests required or permitted hereunder shall be deemed to be delivered hereunder if mailed with postage prepaid or delivered, in writing as follows:

As to Company:                               As to Employee:

Medical Media Television, Inc.               Donald R. Mastropietro
8406 Benjamin Road, Suite C                  325 Whitfield Avenue
Tampa, FL  33634                             Sarasota, FL  34243

16. Counterparts: This Agreement may be executed in one or more counterparts, and all counterparts shall constitute one and the same instrument.

17. Captions: Captions used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it.

18. Execution of Document: At any time and from time to time, the parties hereto shall execute such documents as are necessary to effectuate this Agreement.

19. Arbitration: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, or regarding the failure or refusal to perform the whole or any part of this Agreement shall be settled by arbitration in a mutually agreeable location, in accordance with the rules of the American Arbitration Association, and the judgment upon the award rendered may be entered in any court having jurisdiction hereof. Any decision made by an arbitrator or by the arbitrators under the provision shall be enforceable as a final and binding decision as it if were a final decision or decree of a court of competent jurisdiction.

20. General Provisions:

      a) Assignability: This Agreement shall not be assignable by any of the parties to this Agreement without the prior written consent of all other parties to this Agreement.

      b) Service of Process: The parties agree that the mailing of any process shall constitute valid and lawful process against them if sent via U.S. certified mail to the address set forth in Section 17 herein.

      c) Governing Law: The validity, construction and enforcement of, and the remedies hereunder, this Agreement shall be governed in accordance with the laws of the State of Florida. Venue for all purposes shall be deemed to lie within Hillsborough County, Florida. The parties agree that the Agreement is one for performance in Florida. The parties to the Agreement agree that they waive any objection, constitutional, statutory or otherwise, to a Florida court's exercise of jurisdiction over any dispute between them and specifically consent to the jurisdiction of the Florida courts. By entering into the Agreement, the parties, and each of them understand that they may be called upon to answer a claim asserted in a Florida court.

      d) Severability of Provisions: The invalidity or unenforceability of any particular provisions hereof shall not affect the remaining provisions of this Agreement, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

      e) Successors and Assigns: The rights and obligations of the parties hereunder shall inure to the benefit of, and be binding and enforceable upon the respective heirs, successors, assigns and transferees of either party.

      f) Reliance: All representations and warranties contained herein, or any certificate of other instrument delivered in connection herewith, shall be deemed to have been relied upon by the parties hereto, notwithstanding any independent investigation made by or on behalf of such parties.

      g) Attorney's Fees: The parties hereby agree that in the event any of the terms and conditions contained in this Agreement must be enforced by reason of any past, existing or future delinquency of payment, or failure of observance or of performance by any of the parties hereto, in such instance, the defaulting party shall be liable for reasonable collection and/or legal fees, trial and appellate levels, any expenses and legal fees incurred, including time spent in supervision of paralegal work and paralegal time, and any other expenses, and costs incurred in connection with the enforcement of any available remedy.

               [SIGNATURE PAGE TO ___________EMPLOYMENT AGREEMENT]

      IN WITNESS WHEREOF, the parties have executed the Agreement on the day and year first written above.

                                       "COMPANY"

                                       MEDICAL MEDIA TELEVISION, INC.


                                       By:
                                           -------------------------------------
                                           Philip M. Cohen, President

                                       "EMPLOYEE"


                                       -----------------------------------------
                                           Donald R. Mastropietro